Filed Pursuant to Rule 497(e)
Registration Nos.: 333-111662

SunAmerica Specialty Series

AIG Income Explorer Fund

(the “Fund”)

Supplement dated June 23, 2017, to the Fund’s

Statement of Additional Information (“SAI”) dated February 28, 2017, as supplemented and amended to date

Effectively immediately, the table on page 55 of the SAI under the heading “Compensation of Investment Professionals” is hereby deleted in its entirety and replaced with the following:

Sleeve	Benchmark
Preferred Sleeve	60% BofA Merrill Lynch US IG Institutional Capital Securities Index, 30% BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, 10% Bloomberg Developed Market USD Contingent Capital Index
Closed-End Fund Sleeve	Morningstar All Taxable Fixed Income Index

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_EXPSAI_2-17